J.P. MORGAN INTERNATIONAL EQUITY FUNDS

JPMorgan Global Unconstrained Equity Fund

(All Share Classes)

(series of JPMorgan Trust I)

Supplement dated March 21, 2016

to the Summary Prospectuses dated March 1, 2016

and Prospectuses dated March 1, 2016, as supplemented

Portfolio Manager Changes. Effective March 31, 2016 (“Effective Date”), Peter Kirkman will be taking a leave of absence and will not be involved in the day-to-day management of the JPMorgan Global Unconstrained Equity Fund (the “Fund”). Effective immediately, Timothy Woodhouse will assume the role as lead portfolio manager for the Fund. Mr. Kirkman will continue to serve as portfolio manager of the Fund until the Effective Date and will work with the rest of the portfolio management team to transition his responsibilities. If and when Mr. Kirkman returns from his leave of absence, an announcement will be made on his role in the JPMIM global equities team.

On the Effective Date, all references to Peter Kirkman are hereby deleted and effective immediately, the following portfolio manager information in the section titled “Management” in the Fund’s “Risk/Return Summary” of the Fund’s Prospectuses is hereby deleted in its entirety and replaced by the following:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Timothy Woodhouse	2014	Vice President
Sam Witherow	2015	Vice President

In addition, the paragraph for the Fund in the section titled “The Fund’s Management and Administration — The Portfolio Managers” is hereby deleted in its entirety and replaced by the following:

Global Unconstrained Equity Fund

The management team is led by Timothy Woodhouse, Vice President of JPMIM and a CFA charterholder, and Sam Witherow, Vice President of JPMIM and a CFA charterholder. Mr. Woodhouse has been a portfolio manager in the Global Equities Team since 2014. An employee of JPMIM and its affiliates since 2008, he was previously a research analyst in the European Equity Research Team. Mr. Witherow has been a portfolio manager in the Global Equities Team since 2014. An employee since 2008, he is responsible for covering the global energy sector.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-GUE-316